EXHIBIT 99


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                                  EXHIBIT 99.1

                                   AGWAY INC.


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report on Form 10-Q for the period ended December 31, 2002 (the "Report") of Agway Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Donald P. Cardarelli, the Chief Executive Officer of the Registrant certify, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





/s/ Donald P. Cardarelli
------------------------
Donald P. Cardarelli
President and Chief Executive Officer
February 14, 2003



This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of
Section 18 of the Securities Exchange Act of 1934.

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                                  EXHIBIT 99.2

                                   AGWAY INC.


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report on Form 10-Q for the period ended December 31, 2002 (the "Report") of Agway Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Peter J. O'Neill, the Chief Financial Officer of the Registrant certify, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





/s/ Peter J. O'Neill
--------------------
Peter J. O'Neill
Senior Vice President, Finance & Control
February 14, 2003



This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of
Section 18 of the Securities Exchange Act of 1934.







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